$150,000,000

SWIFT ENERGY COMPANY

7.875% Senior Notes due 2022

Purchase Agreement

October 3, 2012

J.P. Morgan Securities LLC
As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Swift Energy Company, a Texas corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $150,000,000 principal amount of its 7.875% Senior Notes due 2022 (the “Securities”). The Securities will be issued pursuant to an indenture (the “Base Indenture”) dated as of May 19, 2009 between the Company, Swift Energy Operating, LLC, a Texas limited liability company (the “Guarantor”) and Wells Fargo, National Association, as trustee (the “Trustee”), as amended, and as further amended and supplemented by the Second Supplemental Indenture thereto dated as of November 30, 2011 (the “Supplemental Indenture”) among the Company, the Guarantor and the Trustee.  The Base Indenture as amended and supplemented by the Supplemental Indenture is referred to herein as the “Indenture.” The Securities will be guaranteed on an unsecured senior basis pursuant to the guarantee (the “Guarantee”) by the Guarantor as set forth in the Indenture.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantor have prepared a preliminary offering memorandum dated October 3, 2012 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantor and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers in accordance with this purchase agreement (the “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary

Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated October 3, 2012 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantor will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company and the Guarantor hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.           Purchase and Resale of the Securities. 1) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 103.5% of the principal amount thereof plus accrued interest from September 1, 2012 to the Closing Date.  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)           The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)           it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)          it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)         it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)           within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)           in accordance with the restrictions set forth in Annex C hereto.

(c)           Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(h), Baker & Hostetler, LLP, as counsel for the Company, and Vinson & Elkins LLP, as counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)           The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser, subject to the Initial Purchasers’ continuing compliance with their representations, warranties and  covenants herein.

(e)           The Company and the Guarantor acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantor with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or fiduciary to, or an agent of, the Company, the Guarantor or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantor shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantor with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantor, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantor or any other person.

2.           Payment and Delivery.

(a)           Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Houston, Texas 77002 at 10:00 A.M., New York City time, on October 18, 2012, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b)           Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3.           Representations and Warranties of the Company and the Guarantor. The Company and the Guarantor jointly and severally represent and warrant to each Initial Purchaser that:

(a)           Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantor make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b)           Additional Written Communications. The Company and the Guarantor (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantor or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and Guarantor make no representation and warranty with respect to any statements or omissions made in any such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c)           Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.  The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Time of Sale Information fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission's rules and guidelines applicable thereto.

(e)           No Material Adverse Change.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, since the date of the latest audited financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Time of Sale

Information and the Offering Memorandum, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(f)           Organization and Good Standing.  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in each of the Time of Sale Information and Offering Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, in good standing or have such power or authority would not have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of its obligations under the Securities or the Guarantee (a “Material Adverse Effect”).

(g)           Organization and Good Standing of Subsidiaries. Each subsidiary of the Company has been duly incorporated or formed, as the case may be, and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the Time of Sale Information and Offering Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or limited liability company or other entity, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, in good standing or have such power or authority would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interests of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, other than as described in the Time of Sale Information and Offering Memorandum or pursuant to the Second Amended and Restated Credit Agreement of the Company effective September 21, 2010, as amended (the “Credit Agreement”), the capital stock or other equity interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(h)           The Securities, the Guarantee and the Indenture.  The Base Indenture has been duly authorized, executed and delivered by the Company; the Supplemental Indenture has been duly authorized, executed and delivered, by the Company and the Guarantor; the Securities and the Guarantee have been duly authorized by the Company and the Guarantor, respectively; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, and duly authenticated as provided in the Indenture, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in each of the Time of Sale Information, the Offering Memorandum and the Indenture and such Securities and the Guarantee will constitute valid and legally binding obligations of the Company and the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (collectively, the “Enforceability Exceptions”); the Indenture constitutes a valid and legally binding obligation of the Company and the Guarantor, enforceable in accordance with its terms, subject to Enforceability Exceptions; and on the Closing Date the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an Indenture qualified thereunder.

(i)           The Exchange Securities. On the Closing Date, the Exchange Securities (including the related Guarantee) will have been duly authorized by the Company and the Guarantor and, when duly executed, authenticated, issued and delivered in accordance with the Indenture and as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and the Guarantor, as guarantor, enforceable against the Company and the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j)           Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor; and the Registration Rights Agreement has been duly authorized by the Company and the Guarantor and on the Closing Date will be duly executed and delivered by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(k)           No Conflicts. The execution, delivery and performance by the Company and the Guarantor of the Indenture and this Agreement, and the issuance and sale of the Securities (including the Guarantee), and any of the Exchange Securities (including the related Guarantee) and compliance with the terms and provisions thereof will not result in (i) a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or (ii) instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the charter or by-laws or similar organizational documents of the Company or any such subsidiary, except, in the case of clause (i) and (ii) above, for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, and the Company and the Guarantor have full power and authority to authorize, issue and sell the Securities and the Guarantee, respectively, and any Exchange Securities and the related Guarantee, as contemplated by this Agreement and the Registration Rights Agreement.

(l)           No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantor of each of this Agreement, the Securities, the Indenture (including the Guarantee set forth therein), the Exchange Securities (including the related Guarantee), and the Registration Rights Agreement (collectively, the “Transaction Documents”) to which each is a party, the issuance and sale of the Securities (and the Guarantee), and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the issuance and sale of the Securities by the Initial Purchasers or (ii) with respect to the Exchange Securities (including the related Guarantee), under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(m)           Licenses and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(n)           Legal Proceedings.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantor to perform its obligations under any of the Transaction Documents, or which are otherwise material in the context of the sale of the Securities and the Guarantee; and no such actions, suits or proceedings are threatened or, to the Company's or the Guarantor’s knowledge, contemplated.

(o)           Independent Accountants. Ernst & Young, LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(p)           Independent Reserve Engineers.  H.J. Gruy and Associates, Inc., who have audited certain reserve reports of the Company and its subsidiaries have represented to the Company that they are, and the Company believes them to be independent reserve engineers with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and as required by the Securities Act for the periods set forth in the Time of Sale Information and the Offering Memorandum.

(q)           Accuracy of Reserve Information.  The oil and gas reserve estimates of the Company and its subsidiaries for the fiscal years ended December 31, 2009, 2010 and 2011 contained in the Time of Sale Information and the Offering Memorandum fairly reflect, on the basis presented, the oil and gas reserves of the Company and its subsidiaries at the dates indicated therein and are in accordance, in all material respects, with the Commission guidelines applied on a consistent basis throughout the periods involved.

(r)           Title to Real and Personal Property. The Company and its subsidiaries have legal, valid and defensible title to all of their interests in oil and gas properties and to all other real and personal property owned by them, in each case free and clear of all mortgages, pledges, security interests, claims, liens, encumbrances, restrictions and defects of any kind, except (1) such as are described in the Time of Sale Information and the Offering Memorandum, (2) liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farm-out agreements and other oil and gas exploration and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other inchoate obligations and are of a scope and nature customary in connection with similar drilling and producing operations, or (3) those that do not materially affect or interfere with the use made and proposed to be made of such properties taken as a whole; and any property held under lease or sublease by the Company or any of its subsidiaries is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties taken as a whole by the Company and its subsidiaries or except such as are described in the Time of Sale Information and the Offering Memorandum; and neither the Company nor any of its subsidiaries has any notice or knowledge of any material claim of any sort that has been, or may be, asserted by anyone adverse to the Company’s or any of its subsidiaries rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company’s or any of its subsidiaries’ rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

(s)           Title to Intellectual Property.  The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(t)           No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission in connection with an offer and sale of the Securities and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(u)           Investment Company Act. The Company and the Guarantor are not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(v)           Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as would not have a Material Adverse Effect or as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(w)           No Labor Disputes.  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company and the Guarantor, is imminent that might have a Material Adverse Effect.

(x)           Compliance With Environmental Laws.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances  (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(y)           Compliance With ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except for any such failure to comply as would not, individually or in the aggregate, have a Material Adverse Effect; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, except for any such prohibited transaction, as would not, individually or in the aggregate, have a Material Adverse Effect; and no such plan is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA or is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA.

(z)           Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.  The Company’s chief executive officer and chief financial officer have evaluated the Company’s disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, as of the end of the period covered by the Company’s 2011 Annual Report on

Form 10-K (the “2011 10-K”) and have determined that such disclosure controls and procedures are effective in all material respects in providing to them on a timely basis material information required to be disclosed in the 2011 10-K as required by Rule 13a-15 of the Exchange Act.

(aa)           Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with generally accepted accounting principles and (B) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Time of Sale Information is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there were no material weaknesses in the Company’s internal controls for the period covered by the 2011 10-K, and, for the periods subsequent to the period covered by the 2011 10-K, there are no material weaknesses in the Company’s internal controls that have come to the attention of the Company’s management.

(bb)           Insurance. The Company and its subsidiaries have insurance covering such risks, and in such amounts, as are customarily carried by businesses similarly situated, including insurance  against (other than losses or damage to property owned by the Company or any of its subsidiaries which is self insured) losses customarily  insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risks covering their respective properties, operations, personnel and businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business

(cc)           No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and the Guarantor, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(dd)           Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Guarantor, threatened.

(ee)           Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company or the Guarantor, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ff)           No Restrictions on Subsidiaries. Except as set forth in the Credit Agreement and indentures relating to the Company’s outstanding notes, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(gg)           No Broker’s Fees.  Except as disclosed in the Time of Sale Information and the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

(hh)           Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(ii)           No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(jj)           No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and each of the Time of Sale Information and the Offering Memorandum contains or will contain the disclosure required by Rule 902 of Regulation S.

(kk)           Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(ll)           No Stabilization. Neither the Company nor the Guarantor has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(mm)           Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(nn)           Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(oo)           Statistical and Market Data. Nothing has come to the attention of the Company or the Guarantor that has caused the Company or the Guarantor to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(pp)           Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

4.           Further Agreements of the Company and the Guarantor. The Company and the Guarantor jointly and severally covenant and agree with each Initial Purchaser that:

(a)           Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)           Offering Memorandum Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission, at any time prior to completion of the initial offering of the Securities any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)           Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantor will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)           Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)           Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)           Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)           Blue Sky Compliance. The Company will qualify the Securities and the Guarantee for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor the Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)           Clear Market. During the period from the date hereof through and including the date that is 45 days after the date hereof, the Company and the Guarantor will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Guarantor and having a tenor of more than one year.

(i)           Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j)           Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantor will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)           DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)           No Resales by the Company. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)           No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)           No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is made) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and each of the Time of Sale Information and the Offering Memorandum contains or will contain the disclosure required by Rule 902 of Regulation S.

(o)           No Stabilization. Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.           Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not, use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains only the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.           Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Guarantor of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Representations and Warranties. The representations and warranties of the Company and the Guarantor contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantor and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)           No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)           No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)           Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and the Guarantor who has specific knowledge of the Company’s or the Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantor in this Agreement are true and correct and that the Company and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)           Comfort Letters. On the date of this Agreement and on the Closing Date, Ernst & Young, LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

(f)           Reserve Engineers’ Letters. On the date of this Agreement and on the Closing Date, H.J. Gruy and Associates, Inc. shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in reserve engineers’ “comfort letters” to underwriters with respect to the reserve report and certain reserve information contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum.

(g)           Opinion and 10b-5 Statement of Counsel for the Company. The Representative shall have received the written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, from Baker & Hostetler, LLP, counsel for the Company and the Guarantor, in substantially the form set forth as Exhibit B and in form and substance reasonably satisfactory to the Representative.

(h)           Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)           No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

(j)           Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its domestic subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)           Securities. The Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(l)           Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and the Guarantor.

(m)           DTC. The Securities shall be eligible for clearance and settlement through DTC.

(n)           Additional Documents. On or prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.           Indemnification and Contribution.

(a)           Indemnification of the Initial Purchasers. The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)           Indemnification of the Company and the Guarantor. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, each of their respective directors and officers and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following:  the information contained in the first and second sentences of the third paragraph, the fourth and fifth sentences of the fourteenth paragraph and the third and fourth sentences of the sixteenth paragraph, respectively, under the caption “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c)           Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantor, their respective directors and officers and any control persons of the Company and the Guarantor shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability. The Company, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)           Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.           Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any

(a) securities issued or guaranteed by the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.           Defaulting Initial Purchaser.

(a)           If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantor, except that the Company and the Guarantor will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantor or any non-defaulting Initial Purchaser for damages caused by its default.

10.           Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantor jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Purchase Agreement, Securities, Indenture, Guarantee and Registration Rights Agreement; (iv) the fees and expenses of the Company’s and the Guarantor’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; and (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties).

(b)           If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Guarantor jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.           Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase

12.           Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantor and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantor or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantor or the Initial Purchasers.

13.           Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.           Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.           Miscellaneous.

(a)           Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 270-1063); Attention: Geoffrey Benson. Notices to the Company and the Guarantor shall be given to them at 16825 Northchase Drive, Suite 400, Houston, TX  77060, Telecopy No.: 281-874-2808, Attention: Alton D. Heckaman, Jr., Executive Vice President and Chief Financial Officer.

(c)           Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)           Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)           Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages to follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, Swift Energy Company
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

Swift Energy Operating, LLC
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

Accepted: October 3, 2012
J.P. MORGAN SECURITIES LLC
On behalf of itself and each of the several Initial Purchasers listed in Schedule 1 hereto.
By:	/s/ Geoffrey Benson
Authorized Signatory
Name:	Geoffrey Benson
Title:	Managing Director